  FPA Perennial Fund, Inc.

                                                       SEMI-ANNUAL REPORT

                                JUNE 30, 1999

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

                          OFFICERS AND DIRECTORS

DIRECTORS                                          DISTRIBUTOR

Willard H. Altman                                  FPA Fund Distributors, Inc.
John P. Endicott                                   11400 West Olympic Boulevard, Suite 1200
Leonard Mautner                                    Los Angeles, California 90064
Julio J. de Puzo, Jr.
Lawrence J. Sheehan
                                                   COUNSEL

OFFICERS                                           O'Melveny & Myers LLP
                                                   Los Angeles, California
Eric S. Ende, PRESIDENT AND
   PORTFOLIO MANAGER
Steven R. Geist, EXECUTIVE VICE                    CUSTODIAN & TRANSFER AGENT
   PRESIDENT AND PORTFOLIO MANAGER
Julio J. de Puzo, Jr., EXECUTIVE VICE              State Street Bank and Trust Company
   PRESIDENT                                       Boston, Massachusetts
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER
                                                   SHAREHOLDER SERVICE AGENT

INVESTMENT ADVISER                                 Boston Financial Data Services, Inc.
                                                   P.O. Box 8115
First Pacific Advisors, Inc.                       Boston, Massachusetts  02266-8115
11400 West Olympic Boulevard, Suite 1200           (800) 638-3060
Los Angeles, California  90064                     (617) 483-5000




This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                          LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     After a number of years of relatively weak performance, small-cap stocks came back to life in the second quarter. Whether this is the start of a longer-term trend, or just a blip, is still to be determined, but it would certainly require many more quarters of similar outperformance before the valuation discrepancies between large and small stocks are fully corrected.

     Before discussing the most recent quarter in more detail, it is useful to briefly review just how extreme this performance difference had become. As shown in the table below, for the one-year period ended March 31, 1999, the Nasdaq, dominated by a small number of very large, high PE companies, rose by 34%, while the small-stock Russell 2000 Index declined 16%.

                             Year Ended
                           March 31, 1999
                           --------------
     Nasdaq Composite          34.1%
     S&P 500                   18.5

     Russell 2500             (13.3)
     Russell 2000             (16.3)

     In contrast, second quarter performance was much more favorable to the average stock, with double digit gains for the Russell 2000 and Russell 2500.

                                1999
               ---------------------------------------
               First Quarter Second Quarter First Half
               ------------- -------------- ----------
     Nasdaq          12.3%          9.1%       22.5%
     S&P 500          5.0           7.1        12.4

     Russell 2500    (4.7)         16.4        10.9
     Russell 2000    (5.4)         15.6         9.3

     The Perennial Fund has also found the recent environment more favorable - its 29.2% second quarter gain was the best single quarter in its history! For the first half of 1999, Perennial was up 16.3%.

                      1999 YTD     1998     1997
                      --------     ----     ----
     Perennial          13.3%       4.8%    24.3%
     Russell 2500       10.9        0.4     24.4

     The reader may have already noticed a significant sale of HOLOPHANE common stock during the quarter. The rest of the position was sold at the end of July. Holophane is a manufacturer of high-quality lighting fixtures for commercial and industrial uses - applications like lighting billboards, warehouses and factories, and highway intersections.

     We first purchased Holophane about four years ago, in August 1995 at $18 a share, and increased the position over the following year. We were attracted by the Company's leading shares in its niche markets, high returns on capital, and strong management. Despite these virtues, the stock was trading at only $22 per share at the end of March, a valuation of just 11x expected 1999 earnings of $2.00 per share. We held 63,000 shares, Perennial's 8th largest position.

     In late June, National Service Industries agreed to buy Holophane for $38 1/2 per share, a much more reasonable PE of 20x earnings. The pricing of this acquisition dramatically illustrates how undervalued many high quality smaller companies had become, and why we were so pleased to be able to maintain or increase our positions in them at such depressed prices.

     OCULAR SCIENCES, a manufacturer of contact lenses, was recently added to the Perennial portfolio.

     There are a number of well-known brands in the contact lens business, including Johnson & Johnson's Acuvue, Bausch & Lomb, and Ciba. Notably absent from this list is Ocular Sciences. This is because the widely recognized names listed above have made a substantial investment in marketing to consumers. Ocular Sciences, in contrast, markets only to eye care professionals - optometrists and optical chains.

     Eye doctors are looking primarily for two things from their contact lens suppliers - a high quality product for their patients, and an opportunity to earn a good profit for themselves.

     Ocular Sciences provides what the eye doctors want. They make high quality contacts which many patients find more comfortable to wear and easier to insert, and the eye doctors can earn more from prescribing Ocular Sciences' contacts than from those of other optical companies.

     To understand why this is so, we must realize that eye doctors earn only about one-third of their revenues from professional services like eye exams. The remaining two-thirds come from selling products such as eyeglasses or contact lenses. Therefore, it is extremely important for the eye doctors' financial health whether or not their patients who wear disposable contact lenses return to the doctors to periodically refill their contact lens prescriptions.

     Ocular Sciences encourages the patients to do so by providing the doctors with unique or semi-exclusive brands subject to less price comparison and by not selling its products through alternative distribution channels - drug stores, mail order, internet retailers.

     In addition to providing compelling reasons for eye care professionals to prescribe its products, Ocular Sciences' business model also has a lower cost structure than those of its competitors. It avoids the heavy expense of consumer advertising, and it uses an efficient telemarketing sales force instead of the costly direct sales force that the others employ.

     As a result of Ocular's superior business model, it is steadily gaining market share (now #2 behind J & J in the key U.S. weekly disposable market), it earns big operating margins and returns on capital, and its sales and profits have grown rapidly. In addition, its balance sheet has no debt and $2 per share in cash.

     We made our first purchase of Ocular in February at an average price of $21 per share, a very reasonable 16x last year's $1.30 earnings per share. An opportunity to add to the position came along unexpectedly in early June when Ocular decided to provide new and lower guidance for analysts' earnings estimates. The company indicated that U.S. contact lens industry growth in the second quarter was likely to be about 1-2%, rather than the 4% which they had previously estimated. As a result, Ocular's domestic sales and profit growth would slow, and, on a "worst case" basis, 1999 earnings per share might be only $1.50, rather than the prior forecast of $1.70.

     Wall Street took this news poorly, and marked-down the price of Ocular Sciences from $27 per share the day before, to $13 1/2 per share the day after, as many shareholders stampeded for the exits. Over 20 million shares traded in only a few days -- meaning that most of the 15 million publicly held shares changed ownership.

     Although we were not pleased by this news either, our behavior was quite different. Even based on the worst case guidance, Ocular's 1999 growth would be 15% in earnings and about 20% in sales, with an operating margin of 25% and having a balance sheet with no debt and $2 per share in cash. In addition, Ocular continued to gain market share and strengthen its competitive position. At a valuation of as low as 9x expected 1999 earnings, we felt Ocular was unreasonably cheap and had little downside risk. Instead of dumping our stock, we purchased an additional 50,000 shares, roughly tripling our total position.

     Although Ocular's price has subsequently recovered to about $20 per share, it is clearly too soon to be confident that we have made the correct decision. But we are hopeful that Ocular Sciences may be another example of how focussing on the long-term merits of a business enables us to purchase high-quality companies when they are temporarily out of favor, and as a result provide superior long-term returns to Perennial shareholders.

     I am pleased to report that on August 2, 1999, Perennial's Board of Directors elected Steven Geist as Portfolio Manager, a role that he and I will share. This promotion is a recognition of the excellent work that Steve has done for the Fund since joining First Pacific Advisors over seven years ago. I look forward to continuing to work closely with Steve in his new position. We will manage Perennial's portfolio following the same principles and philosophy as before.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President
August 6, 1999

                             HISTORICAL PERFORMANCE

                                                 AVERAGE ANNUAL TOTAL RETURN
                                                 PERIODS ENDED JUNE 30, 1999
                                             -----------------------------------
                                             1 YEAR        5 YEARS      10 YEARS
                                             -------       --------     --------
         FPA Perennial Fund, Inc.
           (NAV)............................. 12.41%       17.18%        12.94%
         FPA Perennial Fund, Inc.
           (Net of Sales Charge).............  5.10%       15.61%        12.18%
         Lipper Growth & Income Fund
           Average........................... 14.48%       21.93%        15.35%
         Russell 2500 Index..................  5.35%       17.88%        14.10%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 1999 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 6.5% of the offering price.

                             MAJOR PORTFOLIO CHANGES
                          Six Months Ended June 30, 1999


                                                            Shares
NET PURCHASES                                              --------

COMMON STOCKS
Crane Co...............................................      9,600
Ocular Sciences, Inc. (1)..............................     77,100
Romac International Inc. (1)...........................     48,100
Zebra Technologies Corporation (Class A) (1)...........     30,100

NET SALES
COMMON STOCKS
Adobe Systems Incorporated.............................     14,000
Allergan, Inc. (2).....................................     14,600
Belden Inc.............................................     13,600
Black Box Corporation..................................     11,100
Brown & Brown, Inc.....................................      5,800
Caraustar Industries, Inc. (2).........................     59,000
Carnival Corporation (2)...............................     35,900
Circuit City Stores, Inc...............................     12,000
DENTSPLY International Inc.............................      9,500
Expeditors International of Washington, Inc. (2).......      6,200
Galileo International, Inc.............................     22,200
Holophane Corporation..................................     39,200
Kaydon Corporation.....................................      6,000
KEMET Corporation......................................      9,000
Nucor Corporation (2)..................................     24,400
Office Depot, Inc. (2).................................     26,100
O'Reilly Automotive, Inc...............................      6,000
Schlumberger Limited (2)...............................     11,600





(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                                             PORTFOLIO OF INVESTMENTS
                                                   June 30, 1999

COMMON STOCKS                                                                            Shares           Value
-----------------------------------------------------------------------             -------------   -------------
PRODUCER DURABLE GOODS -- 26.2%
Crane Co.....................................................................            34,000     $    1,068,875
Denison International plc (ADR)*.............................................            78,200          1,202,325
Donaldson Company, Inc.......................................................            33,100            810,950
Federal Signal Corporation...................................................            20,300            430,106
Graco Inc....................................................................            60,850          1,787,469
Holophane Corporation*.......................................................            28,400          1,082,750
IDEX Corporation.............................................................            57,300          1,883,737
Kaydon Corporation...........................................................            52,000          1,748,500
Zebra Technologies Corporation (Class A)*....................................            30,100          1,156,969
                                                                                                    --------------
                                                                                                    $   11,171,681
                                                                                                    --------------
TECHNOLOGY -- 21.9%
Adobe Systems Incorporated...................................................            28,600     $    2,349,669
Belden Inc...................................................................            55,400          1,326,138
Channell Commercial Corporation*.............................................            48,900            489,000
Galileo International, Inc...................................................            31,600          1,688,625
KEMET Corporation*...........................................................            84,800          1,945,100
Methode Electronics, Inc. (Class A)..........................................            66,900          1,530,337
                                                                                                    --------------
                                                                                                    $    9,328,869
                                                                                                    --------------
BUSINESS SERVICES & SUPPLIES -- 15.4%
Applied Graphics Technologies, Inc.*.........................................            98,800     $    1,247,350
Bacou USA, Inc.*.............................................................            50,500            861,656
HON INDUSTRIES Inc...........................................................            72,200          2,107,337
JLK Direct Distribution Inc. (Class A)*......................................            97,400            907,038
Manpower Inc.................................................................            44,200          1,000,025
Romac International Inc.*....................................................            48,100            426,887
                                                                                                    --------------
                                                                                                    $    6,550,293
                                                                                                    --------------
HEALTH CARE -- 9.4%
DENTSPLY International Inc...................................................            44,400     $    1,243,200
Landauer, Inc................................................................            48,100          1,418,950
Ocular Sciences, Inc.*.......................................................            77,100          1,339,613
                                                                                                    --------------
                                                                                                    $    4,001,763
                                                                                                    --------------
RETAILING -- 7.0%
Circuit City Stores, Inc.....................................................            18,400     $    1,711,200
O'Reilly Automotive, Inc.*...................................................            25,000          1,259,375
                                                                                                    --------------
                                                                                                    $    2,970,575
                                                                                                    --------------

                                             PORTFOLIO OF INVESTMENTS
                                                   June 30, 1999

                                                                                        Shares or
                                                                                        Principal
COMMON STOCKS--CONTINUED                                                                 Amount           Value
-----------------------------------------------------------------------             -------------   -------------
DISTRIBUTION -- 6.9%
Arrow Electronics, Inc.*.....................................................             48,300    $      917,700
Black Box Corporation*.......................................................             40,800         2,045,100
                                                                                                    --------------
                                                                                                    $    2,962,800
                                                                                                    --------------
CONSUMER NON-DURABLE GOODS -- 3.5%
Lancaster Colony Corporation.................................................             43,450    $    1,499,025
                                                                                                    --------------

MATERIALS -- 2.8%
OM Group, Inc................................................................             34,500    $    1,190,250
                                                                                                    --------------

INSURANCE -- 2.7%
Brown & Brown, Inc...........................................................             30,350    $    1,153,300
                                                                                                    --------------

TOTAL COMMON STOCKS -- 95.8% (Cost $29,769,518)..............................                       $   40,828,556
                                                                                                    --------------

CONVERTIBLE DEBENTURE -- 0.6% (Cost $705,250)
Reptron Electronics, Inc.-- 6 3/4% 2004......................................         $   775,000   $      279,000
                                                                                                    --------------

TOTAL INVESTMENT SECURITIES -- 96.4% (Cost $30,474,768)......................                       $   41,107,556
                                                                                                    --------------

SHORT-TERM INVESTMENT -- 3.8% (Cost $1,607,179)
State Street Bank Repurchase Agreement -- 4% 7/1/99
  (Collateralized by U.S. Treasury Bond -- 8 1/8% 8/15/19,
   market value $1,641,484)..................................................         $ 1,607,000   $    1,607,179
                                                                                                    --------------

TOTAL INVESTMENTS -- 100.2% (Cost $32,081,947)...............................                       $   42,714,735
Other assets and liabilities, net -- (0.2)%..................................                              (79,822)
                                                                                                    --------------

TOTAL NET ASSETS -- 100%.....................................................                       $   42,634,913
                                                                                                    --------------
                                                                                                    --------------


*Non-income producing security
See notes to financial statements.

                                        STATEMENT OF ASSETS AND LIABILITIES
                                                   June 30, 1999

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $30,474,768).............................................    $   41,107,556
    Short-term investment -- at cost plus interest earned
      (maturity 60 days or less)................................................         1,607,179  $   42,714,735
                                                                                    --------------
  Cash..........................................................................                               440
  Receivable for:
    Dividends and accrued interest..............................................    $       51,273
    Capital Stock sold..........................................................             3,208          54,481
                                                                                    --------------  --------------
                                                                                                    $   42,769,656

LIABILITIES
  Payable for:
    Capital stock repurchased...................................................    $       84,860
    Advisory fees and financial services........................................            28,983
    Accrued expenses............................................................            20,900         134,743
                                                                                    --------------  --------------

NET ASSETS......................................................................                    $   42,634,913
                                                                                                    --------------
                                                                                                    --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 1,819,916 shares.............................                    $       18,199
  Additional Paid-in Capital....................................................                        26,056,500
  Accumulated net loss..........................................................                           (57,389)
  Undistributed net realized gain on investments................................                         5,984,815
  Unrealized appreciation of investments........................................                        10,632,788
                                                                                                    --------------
  Net assets at June 30, 1999...................................................                    $   42,634,913
                                                                                                    --------------
                                                                                                    --------------

NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding).....................................                           $.23.43
                                                                                                          --------
                                                                                                          --------

Maximum offering price per share
 (100/93.5 of per share net asset value)........................................                           $.25.06
                                                                                                          --------
                                                                                                          --------


See notes to financial statements.

                                              STATEMENT OF OPERATIONS
                                      For the Six Months Ended June 30, 1999

INVESTMENT INCOME
    Interest....................................................................                      $     47,715
    Dividends...................................................................                           181,661
                                                                                                      ------------
                                                                                                      $    229,376

EXPENSES -- Note 3:
    Advisory fees...............................................................    $      151,311
    Audit fees..................................................................            23,775
    Financial services..........................................................            20,175
    Transfer agent fees and expenses............................................            20,078
    Legal fees..................................................................            19,195
    Registration fees...........................................................            14,765
    Custodian fees and expenses.................................................            11,385
    Directors' fees and expenses................................................            10,000
    Reports to shareholders.....................................................             9,301
    Other expenses..............................................................             6,780         286,765
                                                                                    --------------    ------------
            Net loss............................................................                      $    (57,389)
                                                                                                      ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)................    $   14,323,398
    Cost of investment securities sold..........................................         9,281,301
                                                                                    --------------
      Net realized gain on investments..........................................                      $  5,042,097

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..............................    $   10,137,441
    Unrealized appreciation at end of period....................................        10,632,788
                                                                                    --------------
      Increase in unrealized appreciation of investments........................                           495,347
                                                                                                      ------------

            Net realized and unrealized gain on investments.....................                      $  5,537,444
                                                                                                      ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...............................................................                      $  5,480,055
                                                                                                      ------------
                                                                                                      ------------


See notes to financial statements.

                                        STATEMENT OF CHANGES IN NET ASSETS

                                                         Six Months Ended                   Year Ended
                                                           June 30, 1999                 December 31, 1998
                                                    ----------------------------    ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)..................... $     (57,389)                  $      154,764
  Net realized gain on investments.................     5,042,097                        6,270,075
  Increase (decrease) in unrealized
    appreciation of investments....................       495,347                       (4,166,172)
                                                    -------------                   --------------
Increase in net assets resulting
  from operations..................................                 $   5,480,055                     $   2,258,667

Distributions to shareholders from:
  Net investment income............................        --                       $     (245,948)
  Net realized capital gains.......................        --              --           (9,868,480)     (10,114,428)
                                                    -------------                   --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold................. $     851,230                   $    7,941,504
  Proceeds from shares issued to
    shareholders upon reinvestment of
    dividends and distributions....................        --                            9,226,388
  Cost of Capital Stock repurchased................   (13,509,374)    (12,658,144)      (9,700,111)       7,467,781
                                                     ------------   -------------    -------------    -------------
Total increase (decrease) in net assets............                 $  (7,178,089)                    $    (387,980)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $91,184 at December 31, 1997..................                    49,813,002                        50,200,982
                                                                    -------------                     -------------

End of period......................................                 $  42,634,913                     $  49,813,002
                                                                    -------------                     -------------
                                                                    -------------                     -------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.......................                        40,697                           379,448
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions....................................                        --                               456,919
Shares of Capital Stock repurchased................                      (692,671)                         (455,757)
                                                                    -------------                     -------------
Increase (decrease) in Capital
  Stock outstanding................................                      (651,974)                          380,610
                                                                    -------------                     -------------
                                                                    -------------                     -------------


See notes to financial statements.

                                               FINANCIAL HIGHLIGHTS

                 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          Six
                                                         Months
                                                         Ended         Year Ended December 31,
                                                        June 30, ------------------------------------------------
                                                          1999      1998      1997      1996       1995      1994
                                                        -------   -------   -------   -------    -------   -------
Per share operating performance:
Net asset value at beginning of period...............   $  20.15  $  24.00  $  22.58  $  22.36   $ 21.97   $  23.76
                                                        --------  --------  --------  --------   --------  --------
Income from investment operations:
  Net investment income (loss).......................   $  (0.03) $   0.07  $   0.05  $   0.10   $  0.36   $   0.46
  Net realized and unrealized gain (loss)
   on investment securities..........................       3.31      0.82      4.61      3.75      2.95      (0.48)
                                                        --------  --------  --------  --------   --------  --------
Total from investment operations.....................   $   3.28  $   0.89  $   4.66  $   3.85   $  3.31   $  (0.02)
                                                        --------  --------  --------  --------   --------  --------
Less distributions:
  Dividends from net investment income...............      --     $  (0.11) $  (0.05) $  (0.22)  $ (0.44)  $  (0.46)
  Distributions from net realized
    capital gains....................................      --        (4.63)    (3.19)    (3.41)    (2.48)     (1.31)
                                                        --------  --------  --------  --------   --------  --------
  Total distributions................................      --     $  (4.74) $  (3.24) $  (3.63)  $ (2.92)  $  (1.77)
                                                        --------  --------  --------  --------   --------  --------
Net asset value at end of period.....................   $  23.43  $  20.15  $  24.00  $  22.58   $ 22.36   $  21.97
                                                        --------  --------  --------  --------   --------  --------
                                                        --------  --------  --------  --------   --------  --------

Total investment return*.............................     16.28%     4.80%    24.30%    20.39%     17.27%   (0.03)%
Ratios/supplemental data:
Net assets at end of period (in $000's)..............    $42,635   $49,813   $50,201   $45,798    $47,390   $51,965
Ratio of expenses to average net assets..............      1.45%+    1.16%     1.16%     1.19%      1.19%     1.13%
Ratio of net investment income (loss) to
  average net assets.................................    (0.29)%+    1.47%     0.21%     0.48%      1.63%     1.95%
Portfolio turnover rate..............................        17%+      34%       19%       30%        58%       31%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 1999 is not annualized.
+  Annualized



See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $3,472,119 for the six months ended June 30, 1999. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at June 30, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 1999 for federal income tax purposes was $13,738,826 and $3,106,038, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser").

                        NOTES TO FINANCIAL STATEMENTS
                                   Continued

Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended June 30, 1999, the Fund paid aggregate fees of $10,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended June 30, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $660 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.